UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INSITUFORM TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Water Asset Management LLC

Water Investment Advisors (Cayman), Ltd.

TRF Master Fund (Cayman) LP

Alfonse M. D’Amato

Matthew J. Diserio

Disque D. Deane Jr.

Richard Onses

Nickolas W. Vande Steeg

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On April 25, 2008, Water Asset Management LLC issued a press release announcing that it had sent a letter to the shareholders of Insituform Technologies, Inc., a Delaware corporation. Copies of the press release and the letter to shareholders are attached hereto as Exhibit 1 and Exhibit 2, respectively, and are incorporated herein by reference.

* * * * *

Exhibit Index:

Exhibit 1	Press Release of Water Asset Management LLC, dated April 25, 2008

Exhibit 2	Letter to the Shareholders of Insituform Technologies, Inc., dated April 25, 2008